Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of InfoSearch Media, Inc. a Delaware corporation (the "Company") on Form 10-KSB/A for the period ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), George Lichter, Chief Executive Officer of the Company, and Frank Knuettel, II, Chief Financial Officer of the Company, certify to the best of their knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to InfoSearch Media, Inc., and will be retained by InfoSearch Media, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.



Date: March 23, 2006                                INFOSEARCH MEDIA, INC.

                                                    /s/ George Lichter
                                                    ------------------------
                                                    By: George Lichter
                                                    Its: Chief Executive Officer


Date: March 22, 2006                                INFOSEARCH MEDIA, INC.

                                                    /s/ Frank Knuettel, II
                                                    ------------------------
                                                    By: Frank Knuettel, II
                                                    Its: Chief Financial Officer